DELAWARE GROUP® FOUNDATION FUNDS

Delaware Foundation® Growth Allocation Fund
Delaware Foundation Moderate Allocation Fund
Delaware Foundation Conservative Allocation Fund

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Funds’ Statement of Additional Information dated July 29, 2015

The following information replaces the last table in the section in the Funds’ SAI entitled "Investment Manager and Other Service Providers – Distributor”:

During the Funds' last three fiscal years, the Distributor received, in the aggregate, limited contingent deferred sales charge ("Limited CDSC") payments with respect to Class A shares and contingent deferred sales charge ("CDSC") payments with respect to Class C shares as follows:

Fund/Fiscal Year Ended	Class A	Class C
Foundation Growth Allocation Fund
9/30/14–3/31/15*	$0	$1,057
9/30/14	$12	$842
9/30/13	$161	$819
9/30/12	$53	$295

Foundation Moderate Allocation Fund
9/30/14–3/31/15*	$0	$450
9/30/14	$1,374	$2,832
9/30/13	$5,513.17	$7,630
9/30/12	$2,270	$2,401

Foundation Conservative Allocation Fund
9/30/14–3/31/15*	$141	$106
9/30/14	$164	$3,132
9/30/13	$0	$9,903
9/30/12	$0	$4,257

*	In 2015, the Funds changed their fiscal year end from Sept. 30 to March 31.

Please keep this supplement for future reference.

This Supplement is dated February 10, 2016.